                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

        Each of the undersigned officers and/or directors of Too, Inc., a Delaware corporation (the "Company"), hereby appoints Michael W. Rayden and Kent
A. Kleeberger as his or her true and lawful attorneys-in-fact, or either of them individually with power to act without the other, as his or her true and lawful attorney-in-fact, in his or her name and on his or her behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 2003, and any and all amendments thereto, hereby granting unto said attorneys, and to each of them, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as each of the undersigned could or might do in person, hereby granting to each such attorney full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of March 27, 2003.

               Signature                                         Title

        /s/ Michael W. Rayden                      Chairman of the Board, President and Chief
--------------------------------------------       Executive Officer
        Michael W. Rayden                          (Principal Executive Officer)



        /s/ Kent A. Kleeberger                     Executive Vice President, Chief Operating Officer
--------------------------------------------       and Chief Financial Officer
        Kent A. Kleeberger                         (Principal Accounting Officer and Principal
                                                   Financial Officer)


        /s/ Sally A. Boyer                         President, Merchandising
--------------------------------------------
        Sally A. Boyer


        /s/ Elizabeth M. Eveillard                 Director
--------------------------------------------
        Elizabeth M. Eveillard


        /s/ Nancy J. Kramer                        Director
--------------------------------------------
        Nancy J. Kramer


        /s/ David A. Krinsky                       Director
--------------------------------------------
        David A. Krinsky


        /s/ Philip E. Mallott                      Director
--------------------------------------------
        Philip E. Mallott


        /s/ Fredric M. Roberts                     Director
--------------------------------------------
        Fredric M. Roberts


        /s/ Kenneth J. Strottman                   Director
--------------------------------------------
        Kenneth J. Strottman


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